UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2018

Soldino Group Corp

(Exact name of registrant as specified in its charter)

Soldino Group Corp

Via Busco, 4, Spresiano, Treviso

31027 Italy

Tel. 17707427649

 (Address and telephone number of principal executive offices)

Business Filings Incorporated

701 S. Carson St.,

Suite 200 Carson City,

Nevada 89701

Phone: 800-981-7183

(Name, address and telephone number of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 11, 2017, Soldino Group Corp (the “Company”) had entered into a Sale Agreement (“Agreement”) with ANDREA DINI MASSIMO E C. SRL, an enterprise organized and existing under the laws of Republic of Italy. The terms and conditions of the Agreement state that a minimum of $8,000.00 should be paid by ANDREA DINI MASSIMO E C. SRL to the Company for work wear and other related products. The Company discloses that a total of $19,050.00 has been received by the Company as of the date of this filing. The Agreement is attached hereto as Exhibit 99.1.

On March 27, 2017, Soldino Group Corp (the “Company”) had entered into a Sale Agreement (“Agreement”) with AL BACIO CRI S.R.L., an enterprise organized and existing under the laws of Republic of Italy. The terms and conditions of the Agreement state that a minimum of $12,000.00 should be paid by AL BACIO CRI S.R.L. to the Company for work wear and other related products. The Company discloses that a total of $19,990.00 has been received by the Company as of the date of this filing. The Agreement is attached hereto as Exhibit 99.2.

On July 6, 2017, Soldino Group Corp (the “Company”) had entered into a Sale Agreement (“Agreement”) with Divertimento E Di Festa S.R.L., an enterprise organized and existing under the laws of Republic of Italy. The terms and conditions of the Agreement state that an amount of $11,700.00 should be prepaid by Divertimento E Di Festa S.R.L. to the Company for silk blouses, skirts, trousers, ties, jackets, fancy dresses, costumes and stripes. The Company discloses that a total of $33,440.00 has been received by the Company as of the date of this filing. The Agreement is attached hereto as Exhibit 99.3.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit
99.1	Sale Agreement entered between Soldino Group Corp and ANDREA DINI MASSIMO E C. SRL, dated March 11, 2017
99.2	Sale Agreement entered between Soldino Group Corp and AL BACIO CRI S.R.L., dated March 27, 2017
99.3	Sale Agreement entered between Soldino Group Corp and Divertimento E Di Festa S.R.L., dated July 6, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Title	Date

/s/ Aurora Fiorin	President and Director	March 19, 2018